UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/27/2006

SCANSOURCE INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-26926

SC	57-0965380
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6 Logue Court, Greenville, SC 29615
(Address of principal executive offices, including zip code)

864-288-2432
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On March 27, 2006, ScanSource, Inc. amended the Employment Agreements of Robert S. McLain, Jr., Vice President of Marketing, and Jeffery A. Bryson, Executive Vice President of Administration and Investor Relations.

Effective January 1, 2006, the following changes to their agreements were made:

Mr. McLain's employment period was extended to December 31, 2006 and his base salary was changed from $160,000 to $170,000 per year.

Mr. Bryson's base salary was changed from $185,000 to $200,000 per year.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANSOURCE INC

Date: March 29, 2006	By:	/s/ Michael L. Baur
Michael L. Baur
President and Chief Executive Officer